UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2013
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01.       Other Events

On October 19, 2013, Passport Potash Inc. (the "Company") issued a news release clarifying disclosure of its Preliminary Economic Assessment, Sylvinite/Carnallitite Mining in the Holbrook Basin, Arizona ("PEA") that was filed on the SEDAR website, at www.sedar.com on March 20, 2013.

In addition, on October 23, 2013, the Company issued a news release announcing that an amended PEA has been filed on the SEDAR website, at www.sedar.com.

A copy of the press releases are attached as Exhibit 99.1 and 99.2 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)       Exhibits
Exhibit	Description
99.1	Press release dated October 19, 2013
99.2	Press release dated October 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PASSPORT POTASH INC.
Date: October 24, 2013	/s/ John Eckersley Name: John Eckersley Title: Executive Vice President and a director

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